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                                                                      Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

          We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-88613 and 333-36440) of Viacom Inc. of our report dated October 15, 2002, except for Note 7, for which date is December 13, 2002, relating to the financial statements of Viacom Outdoor Inc. 401(k) Plan, which appears in this Form 11-K.



PricewaterhouseCoopers LLP
February 3, 2003